UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15 (d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2016

THE CHUBB CORPORATION

(Exact name of registrant as specified in its charter)

New Jersey	1-8661	13-2595722
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15 Mountain View Road

Warren, New Jersey 07059

(Address of principal executive offices)

Registrant’s telephone number, including area code: (908) 903-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

The information set forth in Item 2.01 below is incorporated herein by reference.

In connection with the completion of the Secondary Merger described in Item 2.01, The Chubb Corporation, a New Jersey corporation (“Chubb Corp”), entered into the following supplemental indentures to effectuate the assumption of Chubb Corp’s rights, duties and obligations by ACE INA Holdings Inc. (“ACE INA”), a Delaware corporation and a wholly owned subsidiary of Chubb Limited (formerly ACE Limited) (“ACE”), and ACE’s guarantee of ACE INA’s payment obligations, with respect to the securities identified below:

a) Pursuant to a First Supplemental Indenture (“First Supplemental Indenture”), dated as of January 15, 2016, among ACE, ACE INA, Chubb Corp and The Bank of New York Mellon Trust Company, N.A. (as successor to JPMorgan Trust Company N.A., as successor to Bank One Trust Company, N.A. (formerly The First National Bank of Chicago)), as trustee, ACE INA assumed Chubb Corp’s rights, duties and obligations under the Chubb Corp Senior Indenture, dated as of October 25, 1989, between Chubb Corp and The First National Bank of Chicago, as trustee (the “Chubb Corp Senior Indenture”), under which $600,000,000 aggregate principal amount of 5.75% notes due May 15, 2018 (the “5.75% Notes due 2018”), $100,000,000 aggregate principal amount of 6.60% debentures due August 15, 2018 (the “6.60% Debentures due 2018”), $200,000,000 aggregate principal amount of 6.80% debentures due November 15, 2031 (the “6.80% Debentures due 2031”), $800,000,000 aggregate principal amount of 6% notes due May 11, 2037 (the “6% Notes due 2037”) and $600,000,000 aggregate principal amount of 6.50% notes due May 15, 2038 (the “6.50% Notes due 2038”) are outstanding. Also pursuant to the First Supplemental Indenture, ACE guaranteed ACE INA’s due and punctual payment of principal and premium of, interest on, and additional amounts with respect to, the foregoing securities issued by Chubb Corp under the Chubb Corp Senior Indenture.

b) Pursuant to a Second Supplemental Indenture (“Second Supplemental Indenture”), dated as of January 15, 2016, among ACE, ACE INA, Chubb Corp and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Subordinated Trustee”), ACE INA assumed Chubb Corp’s rights, duties and obligations under the Chubb Corp Junior Subordinated Indenture, dated as of March 29, 2007 (the “Chubb Corp Junior Subordinated Indenture”), between Chubb Corp and the Subordinated Trustee, as supplemented by the First Supplemental Indenture thereto, dated as of March 29, 2007, between Chubb Corp and the Subordinated Trustee, pursuant to which $1,000,000,000 aggregate principal amount of 6.375% directly issued subordinated capital securities due March 29, 2067 (the “6.375% DISCs”) are outstanding. Also pursuant to the Second Supplemental Indenture, ACE guaranteed, on a subordinated basis (as described in the Second Supplemental Indenture) ACE INA’s due and punctual payment of principal and premium of, interest on, and additional amounts with respect to the foregoing securities issued by Chubb Corp under the Chubb Corp Junior Subordinated Indenture. ACE’s guarantee with respect to the 6.375% DISCs is subordinate to ACE’s senior indebtedness (as defined in the Second Supplemental Indenture), including ACE’s guarantee with respect to, the securities described above as outstanding under the Chubb Corp Senior Indenture and the outstanding senior indebtedness of ACE INA, and is pari passu with ACE’s guarantee of ACE INA’s 9.7% Junior Subordinated Deferrable Interest Debentures due 2030.

The foregoing descriptions are qualified in their entirety by the complete terms and conditions of: the First Supplemental Indenture, the Second Supplemental Indenture, the Chubb Corp Senior Indenture, the Chubb Corp Junior Subordinated Indenture, the First Supplemental Indenture, dated as of March 29, 2007, to the Chubb Corp Junior Subordinated Indenture, the form of note for the 5.75% Notes due 2018, the form of debenture for the 6.60% Debentures due 2018, the form of debenture for the 6.80% Debentures due 2031, the form of note for the 6% Notes due 2037, the form of note for the 6.50% Notes due 2038 and the form of debenture for the 6.375% DISCs, which are incorporated by reference as Exhibits 4.1, 4.2, 4.3, 4.4, 4.5, 4.6, 4.7, 4.8, 4.9, 4.10 and 4.11, respectively, hereto and incorporated by reference into this Item 2.03.

Item 1.02. Termination of a Material Definitive Agreement

The information set forth in Item 2.01 below is incorporated herein by reference.

Effective as of January 14, 2016, in connection with the completion of the Merger described in Item 2.01, Chubb Corp terminated its Five Year Revolving Credit Agreement, dated as of September 24, 2012, by and among Chubb Corp, the banks listed therein, Deutsche Bank Securities Inc. and Citigroup Global Markets Inc. as Joint Lead Arrangers and Joint Book Runners, Citibank, N.A. as Syndication Agent, The Bank of New York Mellon, JPMorgan Chase Bank, N.A. and Wells Fargo Bank, N.A. as Documentation Agents and Deutsche Bank AG New York Branch as Administrative Agent.

Item 2.01. Completion of Acquisition or Disposition of Assets

Effective as of 5:30 p.m. EST on January 14, 2016 (the “Effective Time”), pursuant to the terms of the Agreement and Plan of Merger, dated as of June 30, 2015, among ACE, Chubb Corp and Merger Sub (the “Merger Agreement”), Merger Sub merged with and into Chubb Corp, with Chubb Corp continuing as the surviving corporation and a wholly owned subsidiary of ACE (the “Merger”). After the completion of the Merger, and effective as of January 15, 2016, Chubb Corp merged with and into ACE INA, with ACE INA surviving as a wholly owned subsidiary of ACE (the “Secondary Merger”).

Pursuant to the terms and conditions of the Merger Agreement, at the Effective Time, each outstanding share of Chubb Corp common stock, par value $1.00 per share (“Chubb Corp Common Stock”) (other than certain excepted shares as described in the Merger Agreement) was converted into the right to receive (i) 0.6019 of a common share of ACE, par value CHF 24.15 per share (“ACE Common Share”) and (ii) $62.93 in cash, with cash payable in lieu of fractional shares.

Based on the closing price of $111.02 per ACE Common Share on the New York Stock Exchange (“NYSE”) on January 14, 2016, the aggregate consideration paid to the former holders of Chubb Corp Common Stock in connection with the Merger was approximately $29.5 billion, including approximately $15.2 billion in ACE Common Shares and approximately $14.3 billion in cash.

Pursuant to the terms and conditions of the Merger Agreement, at the Effective Time, each Chubb Corp stock option, restricted stock unit award (including each performance-based restricted stock unit award) and deferred stock unit award outstanding immediately prior to the Effective Time was automatically converted into a stock option, restricted stock unit award or deferred stock unit award, as applicable, relating to ACE Common Shares, the number of which was determined in accordance with the adjustment mechanism set forth in the Merger Agreement, on the same terms and conditions as were applicable immediately prior to the Effective Time under such Chubb Corp equity award.

The representations, warranties and covenants of each of ACE, Merger Sub and Chubb Corp contained in the Merger Agreement have been made solely for the benefit of the parties to the Merger Agreement. In addition, such representations, warranties and covenants (i) have been made only for purposes of the Merger Agreement, (ii) have been qualified by confidential disclosures made by the parties in connection with the Merger Agreement, (iii) are subject to materiality qualifications contained in the Merger Agreement that may differ from what may be viewed as material by investors, (iv) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement and (v) have been included in the Merger Agreement for the purpose of allocating risk between the contracting parties rather than establishing matters as facts.

Accordingly, the Merger Agreement is incorporated into this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding the parties or their respective businesses. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties or any of their subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may have changed after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the public disclosures by the parties. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the parties that is or will be contained in, or incorporated by reference into, the Forms 10-K, Forms 10-Q and other documents that ACE and Chubb Corp file with the SEC.

The foregoing description of the Merger Agreement and the Merger does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, incorporated by reference as Exhibit 2.1 hereto and incorporated herein by reference.

In connection with the completion of the Secondary Merger, pursuant to the terms of the Replacement Capital Covenant, dated as of March 29, 2007, by Chubb Corp in favor of the Covered Debtholders, as defined therein (the “Replacement Capital Covenant”), the Replacement Capital Covenant is incorporated by reference as Exhibit 99.1 hereto and incorporated herein by reference.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

In connection with the completion of the Merger, on January 14, 2016, Chubb Corp notified the NYSE of the completion of the Merger and, at Chubb Corp’s request, the NYSE (i) suspended trading of Chubb Corp Common Stock on the NYSE and removed Chubb Corp Common Stock from listing on the NYSE as of the close of business on January 14, 2016 and (ii) filed with the SEC a notification of removal from listing and registration on Form 25 to report the delisting of the Chubb Corp Common Stock and to effect the deregistration of Chubb Corp Common Stock under Section 12(b) of the Securities Exchange Act of 1934 (“Exchange Act”).

Chubb Corp intends to file with the SEC, as promptly as practicable after the Effective Time, a certification on Form 15 with respect to the deregistration of Chubb Corp Common Stock under Section 12(g) of the Exchange Act and the suspension of Chubb Corp’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03. Material Modification to Rights of Security Holders

The information set forth in Item 2.01 above and Item 5.03 below is incorporated herein by reference.

As of the Effective Time, each holder of a certificate formerly representing any shares of Chubb Corp Common Stock or of book-entry shares of Chubb Corp Common Stock will no longer have any rights with respect to the shares, except for the right to receive the Merger Consideration as set forth in the Merger Agreement.

Item 5.01. Changes in Control of Registrant

The information set forth in Item 2.01 above is incorporated herein by reference.

As a result of the Merger, Chubb Corp became a wholly owned subsidiary of ACE. As a result of the Secondary Merger, Chubb Corp merged with and into ACE INA, which continued as a wholly owned subsidiary of ACE.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

As of the Effective Time, pursuant to the Merger Agreement and in connection with the completion of the Merger (and not because of any disagreement with Chubb Corp), all members of the Chubb Corp Board of Directors as of immediately prior to the Effective Time (consisting of Zoë Baird Budinger, Sheila P. Burke, James I. Cash, Jr., John D. Finnegan, Timothy P. Flynn, Karen M. Hoguet, Lawrence W. Kellner, Martin G. McGuinn, Lawrence M. Small, Jess Søderberg, Daniel E. Somers, William C. Weldon, James M. Zimmerman and Alfred W. Zollar) ceased to be directors of Chubb Corp, and all executive officers of Chubb Corp as of immediately prior to the Effective Time (including the principal executive officer and president, John D. Finnegan, the principal financial officer, Richard G. Spiro, the principal accounting officer, John J. Kennedy, the principal operating officer, Paul J. Krump, and a named executive officer, Harold L. Morrison, Jr.) resigned as officers of Chubb Corp.

In connection with the Merger and pursuant to the Merger Agreement, from the Effective Time until the completion of the Secondary Merger, the directors and officers of Merger Sub served as the directors and officers of Chubb Corp.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Pursuant to the Merger Agreement, as of the Effective Time, Chubb Corp’s Certificate of Incorporation and By-Laws were amended and restated in their entirety as set forth in Exhibit 3.1 and Exhibit 3.2, respectively, attached hereto and hereby incorporated by reference.

Upon the completion of the Secondary Merger, the Certificate of Incorporation and Bylaws of Chubb Corp ceased to be in effect by operation of law and the organizational documents of ACE INA (as successor to Chubb Corp by operation of law) remained the certificate of incorporation and bylaws of ACE INA.

The information regarding the Merger and the Merger Agreement set forth under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Item 9.01 Financial Statements and Exhibits

d) Exhibits

Number	Description

2.1	Merger Agreement (incorporated by reference to Exhibit 2.1 to Chubb’s Current Report on Form 8-K filed on July 7, 2015) (File No. 001-08661)

3.1	Amended and Restated Certificate of Incorporation of Chubb

3.2	Amended and Restated By-Laws of Chubb

4.1	First Supplemental Indenture (incorporated by reference to Exhibit 4.1 to ACE’s Current Report on Form 8-K filed on January 15, 2016) (File No. 001-11778)

4.2	Second Supplemental Indenture (incorporated by reference to Exhibit 4.2 to ACE’s Current Report on Form 8-K filed on January 15, 2016) (File No. 001-11778)

4.3	Chubb Corp Senior Indenture (incorporated by reference to Exhibit 4(a) to Chubb Corp’s Registration Statement on Form S-3 filed on October 27, 1989) (File No. 33-31796)

4.4	Chubb Corp Junior Subordinated Indenture (incorporated by reference to Exhibit 4.1 to Chubb Corp’s Current Report on Form 8-K filed on March 30, 2007) (File No. 001-08661)

4.5	First Supplemental Indenture to the Chubb Corp Junior Subordinated Indenture (incorporated by reference to Exhibit 4.2 to Chubb Corp’s Current Report on Form 8-K filed on March 30, 2007) (File No. 001-08661)

4.6	Form of note for the 5.75% Notes due 2018 (incorporated by reference to Exhibit 4.1 to Chubb Corp’s Current Report on Form 8-K filed on May 6, 2008) (File No. 001-08661)

4.7	Form of debenture for the 6.60% Debentures due 2018 (included in Exhibit 4.3)

4.8	Form of debenture for the 6.80% Debentures due 2031 (included in Exhibit 4.3)

4.9	Form of note for the 6% Notes due 2031 (incorporated by reference to Exhibit 4.1 to Chubb Corp’s Current Report on Form 8-K filed on May 11, 2007) (File No. 001-08661)

4.10	Form of note for the 6.50% Notes due 2038 (incorporated by reference to Exhibit 4.2 to Chubb Corp’s Current Report on Form 8-K filed on May 6, 2008) (File No. 001-08661)

4.11	Form of debenture for the 6.375% DISCs (incorporated by reference to Exhibit 4.3 to Chubb Corp’s Current Report on Form 8-K filed on March 30, 2007) (File No. 001-08661)

99.1	Replacement Capital Covenant (incorporated by reference to Exhibit 99.1 to Chubb Corp’s Current Report on Form 8-K filed on March 30, 2007) (File No. 001-08661)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Chubb Corporation By ACE INA Holdings Inc., as successor to The Chubb Corporation (Registrant)

By:	/s/ Kenneth Koreyva
Name: Kenneth Koreyva
Title: Chief Financial Officer

Date: January 15, 2016

EXHIBIT INDEX

Number	Description

2.1	Merger Agreement (incorporated by reference to Exhibit 2.1 to Chubb’s Current Report on Form 8-K filed on July 7, 2015) (File No. 001-08661)

3.1	Amended and Restated Certificate of Incorporation of Chubb

3.2	Amended and Restated By-Laws of Chubb

4.1	First Supplemental Indenture (incorporated by reference to Exhibit 4.1 to ACE’s Current Report on Form 8-K filed on January 15, 2016) (File No. 001-11778)

4.2	Second Supplemental Indenture (incorporated by reference to Exhibit 4.2 to ACE’s Current Report on Form 8-K filed on January 15, 2016) (File No. 001-11778)

4.3	Chubb Corp Senior Indenture (incorporated by reference to Exhibit 4(a) to Chubb Corp’s Registration Statement on Form S-3 filed on October 27, 1989) (File No. 33-31796))

4.4	Chubb Corp Junior Subordinated Indenture (incorporated by reference to Exhibit 4.1 to Chubb Corp’s Current Report on Form 8-K filed on March 30, 2007) (File No. 001-08661)

4.5	First Supplemental Indenture to the Chubb Corp Junior Subordinated Indenture (incorporated by reference to Exhibit 4.2 to Chubb Corp’s Current Report on Form 8-K filed on March 30, 2007) (File No. 001-08661)

4.6	Form of note for the 5.75% Notes due 2018 (incorporated by reference to Exhibit 4.1 to Chubb Corp’s Current Report on Form 8-K filed on May 6, 2008) (File No. 001-08661)

4.7	Form of debenture for the 6.60% Debentures due 2018 (included in Exhibit 4.3)

4.8	Form of debenture for the 6.80% Debentures due 2031 (included in Exhibit 4.3)

4.9	Form of note for the 6% Notes due 2031 (incorporated by reference to Exhibit 4.1 to Chubb Corp’s Current Report on Form 8-K filed on May 11, 2007) (File No. 001-08661)

4.10	Form of note for the 6.50% Notes due 2038 (incorporated by reference to Exhibit 4.2 to Chubb Corp’s Current Report on Form 8-K filed on May 6, 2008) (File No. 001-08661)

4.11	Form of debenture for the 6.375% DISCs (incorporated by reference to Exhibit 4.3 to Chubb Corp’s Current Report on Form 8-K filed on March 30, 2007) (File No. 001-08661)

99.1	Replacement Capital Covenant (incorporated by reference to Exhibit 99.1 to Chubb Corp’s Current Report on Form 8-K filed on March 30, 2007) (File No. 001-08661)